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                                                                    EXHIBIT 23.A





                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------




We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated November 9, 1998 relating to the consolidated financial statements of Anchor National Life Insurance Company, which appears in such Prospectus. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus.




PricewaterhouseCoopers LLP
Los Angeles, California
January 22, 1999